Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT, SECURITY AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 5th day of August, 2016 (the “Effective Date”), by and among quotient biodiagnostics, inc., a Delaware corporation (the “Borrower”), the other Credit Parties listed on the signature pages hereof, MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as administrative agent (together with its successors and assigns, the “Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Pursuant to that certain Amended and Restated Credit, Security and Guaranty Agreement, dated as of August 3, 2015 (as amended and supplemented by that certain Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement and Amendment No. 2 Credit, Security and Guaranty Agreement, dated September 24, 2015, the “Original Credit Agreement” and as the same is amended hereby and as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Quotient Limited, a company incorporated under the laws of Jersey, Alba Bioscience Limited, a company incorporated in Scotland, Quotient Biocampus Limited, a company incorporated in Scotland, QBD (QS IP) Limited, a company incorporated under the laws of Jersey, Quotient Suisse SA, a company formed under the laws of Switzerland, each as a Guarantor, the Agent and the Lenders, the Lenders agreed to make available to Borrower term loans in an aggregate amount of $50,000,000.  Capitalized terms used but not otherwise defined in this Agreement, including in these Recitals, shall have the meanings set forth in the Credit Agreement.

B.The Credit Parties have requested, and Agent and Lenders have agreed, to amend the Original Credit Agreement to, among other things, revise certain conditions precedent to the funding of Credit Facility #2 and to delete the financial covenant formerly contained in Section 8.2(b) of the Original Credit Agreement, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Recitals.   This Agreement shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement.

Mid-Cap / Quotient – Amendment No. 3 to Credit Agreement

2.Amendments to Credit Agreement.

(a)The following definitions of “Third Amendment” and “Third Amendment Effective Date” are hereby added to Section 16 of the Original Credit Agreement in the appropriate alphabetical order therein:

“Third Amendment” shall mean that certain Amendment No. 3 to Credit, Security and Guaranty Agreement, dated as of August _5_, 2016, by and among Borrower, the other Credit Parties party thereto and Agent.

“Third Amendment Effective Date” shall mean the first date that all of the conditions in Section 4 of the Third Amendment are satisfied.

(b)Section 8.2(b) of the Original Credit Agreement is hereby deleted in its entirety and replaced with the word “RESERVED” and all references to Section 8.2(b), including references in the Compliance Certificate and the other Financing Documents are hereby deleted.

(c)The Credit Facility Schedule to the Original Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

3.Representations and Warranties; Reaffirmation of Security Interest.  Each Credit Party represents and warrants to Agent and Lenders that, before and after giving effect to this Agreement:

(a)All representations and warranties of the Credit Parties contained in the Financing Documents were true and correct in all respects when made and, except to the extent that such representations and warranties relate expressly to an earlier date, continue to be true and correct in all respects on the date hereof;

(b)The execution and delivery by each Credit Party of this Agreement and the performance by it of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary action (corporate or otherwise), and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Credit Party is a party or by which the property of such Credit Party  is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Credit Party;

(c)This Agreement and any instruments, documents, and agreements executed and delivered in connection herewith, are and will be valid, binding, and enforceable against each Credit Party that is a party thereto in accordance with their respective terms; and

(d)Each Credit Party confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.  Nothing

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herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral.

4.Conditions to Effectiveness; Post Closing Conditions and Covenants.  This Agreement shall become effective as of the date on which each of the items below have been delivered to Agent or the conditions have otherwise been satisfied, each in form and substance satisfactory to Agent and each Lender:

(a)	executed counterparts to this Agreement, duly executed by an authorized officer of each Credit Party;
(b)	Secured Promissory Notes, as requested by Agent or Lenders, dated the Effective Date, duly executed by an authorized officer of Borrower;
(c)	that certain fee letter, dated as of the date hereof (the “Third Amendment Fee Letter”), duly executed by an authorized officer of Borrower;
(d)	Second Tranche Warrants in favor of Lenders (or their Affiliates), as requested by Agent or Lenders, duly executed by an authorized officer of Quotient Limited;
(e)

all representations and warranties of the Credit Parties contained herein shall be true and correct in all respects as of the Effective Date (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof);

(f)

there are no Defaults or Events of Default that have not been waived or cured (and the Credit Parties’ delivery of their respective signatures hereto shall be deemed to be its certification that no Defaults or Events of Default currently exist);

(g)

payment of all fees, costs and expenses (including, without limitation, costs and fees payable pursuant to Section 7 hereof and fees payable pursuant to the Third Amendment Fee Letter) due and payable as of the date hereof under the Credit Agreement and the other Loan Documents; and

(h)	the Credit Parties shall have delivered such further documents, information, certificates, records and filings, as Agent may reasonably request.

5.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s or any Lender’s  rights and remedies in respect of such Defaults or Events of Default. Without limiting the foregoing, Agent and Required Lenders acknowledge that they have not, prior to the date hereof, delivered to Borrower any notice of Default pursuant to Article 10 of the Credit Agreement. This Agreement

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(together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

6.Affirmation.  Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Credit Parties.  Each Credit Party covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

7.Costs and Fees.   Upon the request of Agent, the Credit Parties shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents.  If Agent uses in-house counsel for any of these purposes, the Credit Parties further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent for the work performed.

8.Further Assurances.  Borrower and the other Credit Parties hereby agree that at any time and from time to time, at the expense of the Credit Parties, they will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent or Lenders may reasonably request, in connection with this Amendment, or to enable them to exercise and enforce their rights and remedies under this Amendment, the Credit Agreement and the other Financing Documents.

9.Miscellaneous.

(a)Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.  Except as specifically amended pursuant hereto, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 12 (Choice of Law, Venue and Jury Trial Waiver), Section 13.2 (Indemnification) and Section 13.9 (Confidentiality) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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(d)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this Agreement constitute an agreement executed under seal, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

BORROWER:

Quotient Biodiagnostics, Inc.

By:	/s/ Paul Cowan	(SEAL)
Name:	Paul Cowan
Title:	Chairman and Chief Executive Officer

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GUARANTORS:

Quotient Limited

By:	/s/ Paul Cowan	(SEAL)
Name:	Paul Cowan
Title:	Chairman and Chief Executive Officer

Alba Bioscience Limited

By:	/s/ Paul Cowan	(SEAL)
Name:	Paul Cowan
Title:	Chairman and Chief Executive Officer

QBD (QSIP) Limited

By:	/s/ Paul Cowan	(SEAL)
Name:	Paul Cowan
Title:	Chairman and Chief Executive Officer

Quotient Suisse SA

By:	/s/ Paul Cowan	(SEAL)
Name:	Paul Cowan
Title:	Chairman and Chief Executive Officer

Quotient Biocampus limited

By:	/s/ Paul Cowan	(SEAL)
Name:	Paul Cowan
Title:	Chairman and Chief Executive Officer

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AGENT:

MIDCAP FINANCIAL TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

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LENDERS:

MIDCAP FUNDING V TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

MIDCAP FUNDING XIII TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC,
its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name:	Maurice Amsellem
Title:	Authorized Signatory

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FLEXPOINT MCLS SPV LLC

By:	/s/ Daniel Edelman	(SEAL)
Name:	Daniel Edelman
Title:	Vice President

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OXFORD FINANCE LLC

By:	/s/ T. A. Lex	(SEAL)
Name:	T. A. Lex
Title:	C O O

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Exhibit A

CREDIT FACILITY SCHEDULE

The following Credit Facilities are specified on this Credit Facility Schedule:

Credit Facility #1:

Credit Facility and Type:Term

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
Midcap Funding V Trust	$3,000,000
MidCap Funding XIII Trust	$15,000,000
Oxford Finance LLC	$10,800,000
FlexPoint MCLS SPV LLC	$1,200,000
Total	$30,000,000

The following defined terms apply to this Credit Facility:

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means two percent (2.0%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to six and seven one-tenths percent (6.7%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Third Amendment Effective Date through and including the date which is twelve (12) months after the Third Amendment Effective Date , five percent (5.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement); (b) for an Accrual Date on or after the date which is twelve (12) months after the Third Amendment Effective Date through and including the date which is twenty-four (24) months after the Third Amendment Effective Date , three percent (3.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement); and (c) for an Accrual Date on or after the date which is twenty-four (24) months after the Third Amendment Effective Date through and including the date immediately preceding the Maturity Date one percent (1.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be prepaid

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(whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement).

Commitment Commencement Date:  Closing Date.

Commitment Termination Date:  the close of the Business Day following the Closing Date.

Minimum Credit Extension Amount: $30,000,000

Permitted Purpose: means general working capital needs of the Borrower and to finance the repayment of existing inter-company loans made by the other Credit Parties to the Borrower and the making of inter-company loans by Borrower to the other Credit Parties to fund the general working capital needs of the other Credit Parties.

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Credit Facility #2:

Credit Facility and Type:Term

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
MidCap Funding XIII Trust	$3,000,000
Oxford Finance LLC	$1,800,000
FlexPoint MCLS SPV LLC	$200,000
Total	$5,000,000

The following defined terms apply to this Credit Facility:

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means two percent (2.0%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to six and seven one-tenths percent (6.7%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Third Amendment Effective Date through and including the date which is twelve (12) months after the Third Amendment Effective Date, five percent (5.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement) ; (b) for an Accrual Date on or after the date which is twelve (12) months after the Third Amendment Effective Date through and including the date which is twenty-four (24) months after the Third Amendment Effective Date, three percent (3.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement); and (c) for an Accrual Date on or after the date which is twenty-four (24) months after the Third Amendment Effective Date through and including the date immediately preceding the Maturity Date one percent (1.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be

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prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement).

Commitment Commencement Date:  August 1, 2016.

Commitment Termination Date:  January 31, 2017.

Minimum Credit Extension Amount: $5,000,000

Permitted Purpose: means general working capital needs of the Borrower and to finance the repayment of existing inter-company loans made by the other credit parties to the Borrower and the making of inter-company loans by Borrower to the other Credit Parties to fund the general working capital needs of the other Credit Parties

Applicable Funding Conditions:  Lenders shall have received warrants to purchase shares of Quotient Limited’s fully registered common stock equal to $300,000 divided by the “exercise price”, each in form and substance substantially similar to the First Tranche Warrants, or otherwise reasonably satisfactory to Agent and Lenders (the “Second Tranche Warrants”), with the “exercise price” set at the Fair Market Value (as defined in the First Tranche Warrant) as of the issue date based on a valuation period of the ten Trading Days (as defined in the First Tranche Warrant) immediately prior to such issue date.

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Credit Facility #3:

Credit Facility and Type: Term

Lenders for and their respective Applicable Commitments to this Credit Facility:

Lender	Applicable Commitment
Midcap Funding V Trust	$1,500,000
MidCap Funding XIII Trust	$7,500,000
Oxford Finance LLC	$5,400,000
FlexPoint MCLS SPV LLC	$600,000
Total	$15,000,000

The following defined terms apply to this Credit Facility:

Applicable Interest Period:  means the one-month period starting on the first (1st) day of each month and ending on the last day of such month; provided, however, that the first (1st) Applicable Interest Period for each Credit Extension under this Credit Facility shall commence on the date that the applicable Credit Extension is made and end on the last day of such month.

Applicable Floor:  means two percent (2.00%) per annum for the Applicable Libor Rate.

Applicable Margin:  a rate of interest equal to six and seven one-tenths percent (6.70%) per annum.

Applicable Prepayment Fee:  means the following amount, calculated as of the date (the “Accrual Date”) that the Applicable Prepayment Fee becomes payable in the case of prepayments required under the Financing Documents or the date any voluntary prepayment is made:  (a) for an Accrual Date on or after the Third Amendment Effective Date through and including the date which is twelve (12) months after the Third Amendment Effective Date , five percent (5.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement); (b) for an Accrual Date on or after the date which is twelve (12) months after the Third Amendment Effective Date through and including the date which is twenty-four (24) months after the Third Amendment Effective Date , three percent (3.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement); and (c) for an Accrual Date on or after the date which is twenty-four (24) months after the Third Amendment Effective Date through and including the date immediately preceding the Maturity Date one percent (1.0%) multiplied by the aggregate amount of the Credit Extensions made under this Agreement (or, in the case of a partial prepayment, multiplied by the product of the aggregate amount of the Credit Extensions made under this Agreement and a fraction equal to the principal amount of Credit Extensions being prepaid or required to be

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prepaid  (whichever is greater) divided by the aggregate amount of the Credit Extensions made under this Agreement).

Commitment Commencement Date:  MosaiQ Consumables Sale Date.

Commitment Termination Date:  June 30, 2017.

Minimum Credit Extension Amount: $15,000,000.

Permitted Purpose: means general working capital needs of the Borrower and to finance the repayment of existing inter-company loans made by the other credit parties to the Borrower and the making of inter-company loans by Borrower to the other Credit Parties to fund the general working capital needs of the other Credit Parties

Applicable Funding Conditions:

(a)Lenders shall have received warrants to purchase shares of Quotient Limited’s fully registered common stock equal to $900,000 divided by the “exercise price”, each in form and substance substantially similar to the First Tranche Warrants or otherwise reasonably satisfactory to Agent and Lenders (the “Third Tranche Warrants”), with the “exercise price” set at the Fair Market Value (as defined in the First Tranche Warrant) as of the issue date based on a valuation period of the ten Trading Days (as defined in the First Tranche Warrant) immediately prior to such issue date;

(b)MosaiQ Consumables Sale Date shall have occurred; and

(c)Credit Facility #2 shall have been fully funded.

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